Exhibit 99.1

InspireMD Presents Positive 30-Day Follow-Up Results from the C-GUARDIANS

U.S. Investigational Device Exemption (IDE) Clinical Trial at VIVA23

Data demonstrate a low major adverse event rate of 0.95% through 30 days post-procedure.

Tel Aviv, Israel, and Miami, Florida — November 1, 2023 – InspireMD, Inc. (Nasdaq: NSPR), developer of the CGuard™ Embolic Prevention Stent System (EPS) for the prevention of stroke, today presented 30-day results from the C-GUARDIANS U.S. Investigational Device Exemption (IDE) clinical trial at the Vascular InterVentional Advances (VIVA) meeting, which is being held October 30 through November 2 in Las Vegas, NV. The presentation, which was accepted as a late-breaking abstract, was delivered by Dr. Chris Metzger, System Vascular Chief at OhioHealth in Columbus, OH and principal investigator of the C-GUARDIANS trial.

C-GUARDIANS is a pivotal trial designed to evaluate the safety and efficacy of the CGuard™ Carotid Stent System when used to treat symptomatic and asymptomatic carotid artery stenosis in patients undergoing carotid artery stenting (CAS) and at a high risk for carotid endarterectomy (CEA).

Presentation Highlights:

●	From July 2021 to June 2023, 316 patients were prospectively enrolled in this single-arm carotid artery stenting study performed at 24 sites in the US and the EU.

●	The primary endpoint is a composite of: (1) incidence of major adverse events including death (all-cause mortality), any stroke, or myocardial infarction (DSMI) through 30-days post index procedure, or (2) ipsilateral stroke from day 31 to day 365 post-procedure.

●	Stenting with the C-Guard carotid stent system in patients with carotid artery stenosis and at high risk for carotid endarterectomy had a DSMI rate of 0.95%, from procedure through 30 days follow-up.

Marvin Slosman, chief executive officer of InspireMD, stated, “The follow-up data from C-GUARDIANS once again supports the safety of the C-Guard EPS stent, with its novel MicroNet™ technology, as reflected in the low rate of major adverse events observed through 30 days. We believe the neuroprotective qualities of C-Guard set it apart from competing stents on the market and should help accelerate the ongoing shift in carotid revascularizations from ‘surgery first’ to an endovascular ‘stent first’ approach. We look forward to reporting 12-month results as we continue to advance CGuard EPS toward potential FDA approval in the first half of 2025.”

InspireMD anticipates reporting primary endpoint results from C-GUARDIANS in the second half of 2024 that may support a Premarket Approval (PMA) application.

About C-GUARDIANS

The C-GUARDIANS clinical trial is evaluating the safety and efficacy of the CGuard™ Carotid Stent System for the treatment of carotid artery stenosis. The study, which completed enrollment in June 2023, enrolled 316 patients across 24 trial sites in the U.S. and Europe.

The trial includes both symptomatic and asymptomatic patients undergoing carotid artery stenting (CAS). The primary endpoint includes the composite of the incidence of the following major adverse events: death (all-cause mortality), any stroke, or myocardial infarction (DSMI) through 30-days post-index procedure or ipsilateral stroke from 31-365-day follow-up, based on Clinical Events Committee (CEC) adjudication. The trial will be considered a success if the upper bound of the two-sided 95% confidence interval calculated from the observed primary endpoint rate is less than the performance goal of 11.6%.

The company anticipates primary endpoint results from the study in H2 2024.

About VIVA

VIVA (Vascular InterVentional Advances) is a global educational event for specialists caring for patients with vascular disease. VIVA brings together attendees and faculty specializing in vascular surgery, interventional cardiology, interventional radiology, vascular medicine, neurointervention/neurosurgery, and cardiothoracic surgery, offering a uniquely comprehensive educational experience with access to some of the best minds in endovascular care.

About InspireMD, Inc.

InspireMD seeks to utilize its proprietary MicroNet® technology to make its products the industry standard for carotid stenting by providing outstanding acute results and durable, stroke-free long-term outcomes. InspireMD’s common stock is quoted on the Nasdaq under the ticker symbol NSPR.

We routinely post information that may be important to investors on our website. For more information, please visit www.inspiremd.com.

Forward-looking Statements

This press release contains “forward-looking statements.” Forward-looking statements include, but are not limited to, statements regarding InspireMD or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential”, “scheduled” or similar words. Examples of such statements include, but are not limited to, statements relating to the C-GUARDIANS U.S. IDE clinical trial, including 30-day results from such trial, as well as the timing and outcome of any subsequent results, PMA or potential launch. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with our history of recurring losses and negative cash flows from operating activities, significant future commitments and the uncertainty regarding the adequacy of our liquidity to pursue our complete business objectives, and substantial doubt regarding our ability to continue as a going concern; our need to raise additional capital to meet our business requirements in the future and such capital raising may be costly or difficult to obtain and could dilute out stockholders’ ownership interests; market acceptance of our products; an inability to secure and maintain regulatory approvals for the sale of our products; negative clinical trial results or lengthy product delays in key markets; our ability to maintain compliance with the Nasdaq listing standards; our ability to generate revenues from our products and obtain and maintain regulatory approvals for our products; our ability to adequately protect our intellectual property; our dependence on a single manufacturing facility and our ability to comply with stringent manufacturing quality standards and to increase production as necessary; the risk that the data collected from our current and planned clinical trials may not be sufficient to demonstrate that our technology is an attractive alternative to other procedures and products; intense competition in our industry, with competitors having substantially greater financial, technological, research and development, regulatory and clinical, manufacturing, marketing and sales, distribution and personnel resources than we do; entry of new competitors and products and potential technological obsolescence of our products; inability to carry out research, development and commercialization plans; loss of a key customer or supplier; technical problems with our research and products and potential product liability claims; product malfunctions; price increases for supplies and components; insufficient or inadequate reimbursement by governmental and other third-party payers for our products; our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful; adverse federal, state and local government regulation, in the United States, Europe or Israel and other foreign jurisdictions; the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction; the escalation of hostilities in Israel, which could impair our ability to manufacture our products; and current or future unfavorable economic and market conditions and adverse developments with respect to financial institutions and associated liquidity risk. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Investor Contacts:

Craig Shore

Chief Financial Officer

InspireMD, Inc.

888-776-6804

craigs@inspiremd.com

Chuck Padala, Managing Director

LifeSci Advisors

646-627-8390

chuck@lifesciadvisors.com

investor-relations@inspiremd.com